Exhibit 10.1
AMENDMENT NO. 4
AMENDMENT NO. 4, dated as of February 11, 2025 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of June 17, 2022 (as amended by that certain Amendment No. 1, dated as of June 30, 2023, as amended by that certain Amendment No. 2, dated as of November 7, 2023, as amended by that certain Amendment No. 3, dated as of February 3, 2025, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC CORPORATION, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), CITIBANK, N.A., as Administrative Agent (as such term is defined in the Credit Agreement), and each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).
WHEREAS, the Company has requested, pursuant to Section 2.15 of the Credit Agreement, that the Termination Date be extended from June 17, 2027 to June 17, 2028 (the “Extension Request” and such extension, the “Facility Extension”);
WHEREAS, each Extending Lender (as defined below) has agreed to the Extension Request (and the Extending Lenders collectively constitute the Required Lenders); and
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Credit Agreement to evidence the effectiveness of such Facility Extension, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE 1
ARTICLE I
Amendment
SECTION 1.01.Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment.
SECTION 1.02.Consent to Facility Extension. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of one year, expiring June 17, 2028 (each such Lender, an “Extending Lender”) pursuant to Section 2.15 of the Credit Agreement. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement other than the provisions of Section 2.15 of the Credit Agreement that specify the date by which (i) the U.S. Borrower must submit an extension request, (ii) the Extending Lenders must submit responses or (iii) the Administrative Agent must notify the U.S. Borrower of each Lender’s determination, which provisions are hereby waived. For the avoidance of doubt, upon satisfaction (or waiver by the Administrative Agent and each Lender) of the applicable conditions set forth in Section 1.03 below, the extension with respect to the Commitment of each Extending Lender shall be effective on the date hereof.
SECTION 1.03.Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent and each Lender):
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(a)The Administrative Agent (or its counsel) has received counterparts of this Amendment executed by (i) the Borrowers and (ii) the Extending Lenders;
(b)The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent;
(c)The Administrative Agent shall have received, for the account of each Extending Lender that has executed and delivered a signature page to this Amendment at or prior to 3:00 P.M. (New York time) on February 7, 2025, an extension consent fee, in an amount equal to 0.03% of the amount of the aggregate Commitments under the Credit Agreement held by such Extending Lender on the date hereof, which extension consent fee shall be earned, due and payable on the Fourth Amendment Effective Date; and
(d)The representations and warranties contained in Article V (Representations and Warranties) of the Credit Agreement are correct in all material respects (except any representations and warranties that are qualified by materiality, which are true and correct in all respects) as of the date hereof, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date.
The Administrative Agent shall notify the Company and the Lenders of the Fourth Amendment Effective Date and such notice shall be conclusive and binding.
ARTICLE 2ARTICLE II
Miscellaneous
SECTION 2.01.Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Fourth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Fourth Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Company and constitutes, and the Credit Agreement, as amended hereby on the Fourth Amendment Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.
(b)Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to this Amendment.
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(c)Immediately prior to and after giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Fourth Amendment Effective Date.
SECTION 2.02.Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.03.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
SECTION 2.04.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 2.05.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or PDF or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paperbased recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Vice President and Treasurer

The Euro Borrowers

FMC FINANCE B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorised Signatory

FMC CHEMICALS NETHERLANDS B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorised Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.,
as Administrative Agent, Issuing Bank and Swing Loan Lender and as an Extended Lender

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President
[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as Syndication Agent, Issuing Bank and Swing Loan Lender and as an Extended Lender

By:	/s/ Oscar D. Cortez
Name: Oscar D. Cortez
Title: Director
[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as an Extended Lender

By:	/s/ Victor Padilla
Name: Victor Padilla
Title: Vice President

By:	/s/ Miko McGuire
Name: Miko McGuire
Title: Vice President
[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COBANK, ACB, as an Extended Lender

By:	/s/ Conrado Lima
Name: Conrado Lima
Title: VP - Corporate Banking

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

JPMorgan Chase Bank, N.A., as an Extended Lender

By:	/s/ Blakely Engel
Name: Blakely Engel
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, as an Extended Lender

By:	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

THE TORONTO- DOMINION BANK, NEW YORK BRANCH, as an Extended Lender

By:	/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as an Extended Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/ Paul McDonald
Name: Paul McDonald
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

TRUIST BANK, as an Extended Lender

By:	/s/ Alexander Harrison
Name: Alexander Harrison
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as an Extended Lender

By:	/s/ Trevor Pahn
Name: Trevor Pahn
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF CHINA, NEW YORK BRANCH, as an Extended Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A., as an Extended Lender

By:	/s/ Timothy Whalen
Name: Timothy Whalen
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as an Extended Lender

By:	/s/ Elizabeth Halfin
Name: Elizabeth Halfin
Title: Executive Director

By:	/s/ Robert Graff
Name: Robert Graff
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as an Extended Lender

By:	/s/ Michael P. Dungan
Name: Michael P. Dungan
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Extended Lender

By:	/s/ Daniel Kinasz
Name: Daniel Kinasz
Title: Executive Director
[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]